Westpac Banking Corporation ABN 33 007 457 141
Group Secretariat Level 25, 60 Martin Place GPO Box 1 SYDNEY NSW 2000 Telephone: (61 2) 9216 0390 Facsimile: (61 2) 9226 1888

14 November 2003

Companies Announcements Platform
Australian Stock Exchange Limited
20 Bridge Street
SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan options

25,000 ordinary shares were allotted on 11 November 2003 and 90,000 ordinary shares were allotted on 13 November 2003 as a consequence of the exercise of options pursuant to Westpac's Senior Officers' Share Purchase Scheme, the General Management Share Option Plan and /or Westpac Performance Plan. The exercise prices for these options were: 5,000 @ $9.53; 90,000 @ $9.57 and 20,000 at $9.56.

95,00 of these shares rank pari passu with all other ordinary shares for future dividends. The balance of 20,000 are ex-dividend until after the next record date in November 2003, and listing will be sought shortly after that date.

Paid up capital is now 1,787,817,211 fully paid ordinary shares.

Quoted capital is now 1,787,582,211 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat Level 25, 60 Martin Place GPO Box 1 SYDNEY NSW 2000 Telephone: (61 2) 9216 0390 Facsimile: (61 2) 9226 1888

14 November 2003

Companies Announcements Platform
Australian Stock Exchange Limited
20 Bridge Street
SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan options

118,000 ordinary shares were allotted on 14 November 2003 pursuant to Westpac's Senior Officers' Share Purchase Scheme, the General Management Share Option Plan and /or Westpac Performance Plan. The exercise prices for these options were: 20,000 @ $9.56; 8,000 @ $9.53 and 90,000 @ $9.57.

98,00 of these shares rank pari passu with all other ordinary shares for future dividends. The balance are ex-dividend until after the next record date in November 2003, and listing will be sought shortly after that date.

Paid up capital is now 1,787,855,211 fully paid ordinary shares.

Quoted capital is now 1,787,680,211 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat Level 25, 60 Martin Place GPO Box 1 SYDNEY NSW 2000 Telephone: (61 2) 9216 0390 Facsimile: (61 2) 9226 1888

19 November 2003

Companies Announcements Platform
Australian Stock Exchange Limited
20 Bridge Street
SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan options

        15,000 ordinary shares were allotted on 31 October 2003 and 15,000 ordinary shares were allotted today pursuant to Westpac's Senior Officers' Share Purchase Scheme, the General Management Share Option Plan and /or Westpac Performance Plan. The exercise prices for these options were: 15,000 @ $9.53 and 15,000 @ $9.56. Advice regarding the allotment on 31 October 2003 was inadvertently overlooked.

        15,00 of these shares rank pari passu with all other ordinary shares for future dividends. The balance of 15,000 are ex-dividend until after the next record date in November 2003, and listing will be sought shortly after that date.

        Paid up capital is now 1,787,832,211 fully paid ordinary shares.

        Quoted capital will now be 1,787,695,211 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat Level 25, 60 Martin Place GPO Box 1 SYDNEY NSW 2000 Telephone: (61 2) 9216 0390 Facsimile: (61 2) 9226 1888

20 November 2003

Companies Announcements Platform
Australian Stock Exchange Limited
20 Bridge Street
SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan options

        The following shares have been allotted pursuant to Westpac's Senior Officers' Share Purchase Scheme, the General Management Share Option Plan and /or Westpac Performance Plan:

Number	Type	Exercise Price	Allotment Date
47,000	Fully paid ordinary	$9.53	19 November 2003
50,000	Fully paid ordinary	$13.26	19 November 2003
25,000	Fully paid ordinary	$9.56	20 November 2003

        97,00 of these shares rank pari passu with all other ordinary shares for future dividends. The balance of 25,000 are ex-dividend until after the next record date in November 2003, and listing will be sought shortly after that date.

        Paid up capital is now 1,788,097,211 fully paid ordinary shares.

        Quoted capital will now be 1,787,792,211 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141
Group Secretariat Level 25, 60 Martin Place GPO Box 1 SYDNEY NSW 2000 Telephone: (61 2) 9216 0390 Facsimile: (61 2) 9226 1888

21 November 2003

Companies Announcements Platform
Australian Stock Exchange Limited
20 Bridge Street
SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan options

The following shares have been allotted pursuant to Westpac's Senior Officers' Share Purchase Scheme, the General Management Share Option Plan and /or Westpac Performance Plan:

Number	Type	Exercise Price	Allotment Date
125,000	Fully paid ordinary	$9.53	21 November 2003

All of these shares rank pari passu with all other ordinary shares for future dividends.

Paid up capital is now 1,788,222,211 fully paid ordinary shares.

Quoted capital will now be 1,787,917,211 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141
Group Secretariat Level 25, 60 Martin Place GPO Box 1 SYDNEY NSW 2000 Telephone: (61 2) 9216 0390 Facsimile: (61 2) 9226 1888

26 November 2003

Companies Announcements Platform
Australian Stock Exchange Limited
20 Bridge Street
SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan options

        The following number of fully paid ordinary shares have been allotted pursuant to the exercise of options under the Westpac's Senior Officers' Share Purchase Scheme, the General Management Share Option Plan and /or Westpac Performance Plan:

Number	Exercise Price	Allotment Date	Ranking
32,000	$9.53	25 November 2003	Rank equally
50,000	$9.57	25 November 2003	Rank equally
66,000	$13.32	25 November 2003	Rank equally
362,000	$9.56	25 November 2003	Ex-dividend until after the record date on 26 November 2003. Listing will be sought shortly after that date
5,000	$9.56	25 November 2003	Ex-dividend until after the record date on 26 November 2003. Listing will be sought shortly after that date
20,000	$9.56	25 November 2003	Ex-dividend until after the record date on 26 November 2003. Listing will be sought shortly after that date

        Paid up capital is now 1,788,772,211 fully paid ordinary shares.

        Quoted capital is now 1,788,065,211 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat Level 25, 60 Martin Place GPO Box 1 SYDNEY NSW 2000 Telephone: (61 2) 9216 0390 Facsimile: (61 2) 9226 1888

27 November 2003

Companies Announcements Platform
Australian Stock Exchange Limited
20 Bridge Street
SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan options

        The following number of fully paid ordinary shares have been allotted pursuant to the exercise of options under the Westpac's Senior Officers' Share Purchase Scheme, the General Management Share Option Plan and /or Westpac Performance Plan:

Number	Exercise Price	Allotment Date	Ranking
5,000	$9.56	26 November 2003	Ex-dividend until after the record date on 26 November 2003. Listing will be sought shortly after that date

Paid up capital is now 1,788,777,211 fully paid ordinary shares.

Quoted capital is unchanged.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat Level 25, 60 Martin Place GPO Box 1 SYDNEY NSW 2000 Telephone: (61 2) 9216 0390 Facsimile: (61 2) 9226 1888

16 December 2003

Companies Announcements Platform
Australian Stock Exchange Limited
20 Bridge Street
SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan options

The following number of fully paid ordinary shares have been allotted pursuant to the exercise of options under the Westpac's Senior Officers' Share Purchase Scheme, the General Management Share Option Plan and /or Westpac Performance Plan:

Number	Exercise Price	Allotment Date	Ranking
50,000	$9.53	8 December 2003	Rank equally.
15,000	$9.56	12 December 2003	Ex-dividend until after the next record date. Listing will be sought shortly after that date.
10,000	$9.56	16 December 2003	Ex-dividend until after the next record date. Listing will be sought shortly after that date.

Paid up capital is now 1,788,852,211 fully paid ordinary shares.

Quoted capital is now 1,788,827,211 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat Level 25, 60 Martin Place GPO Box 1 SYDNEY NSW 2000 Telephone: (61 2) 9216 0390 Facsimile: (61 2) 9226 1888

22 December 2003

Companies Announcements Platform
Australian Stock Exchange Limited
20 Bridge Street
SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan options

The following number of fully paid ordinary shares have been allotted pursuant to the exercise of options under the Westpac's Senior Officers' Share Purchase Scheme, the General Management Share Option Plan and/or Westpac Performance Plan:

Number	Exercise Price	Allotment Date	Ranking
40,000	$9.56	22 December 2003	Ex-dividend until after the next record date. Listing will be sought shortly after that date.
30,000	$9.53	22 December 2003	Rank equally

Paid up capital is 1,799,934,845 fully paid ordinary shares

Quoted capital is 1,799,859,845 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat Level 25, 60 Martin Place GPO Box 1 SYDNEY NSW 2000 Telephone: (612) 9216 0390 Facsimile: (612) 9226 1888

30 December 2003

Companies Announcements Platform
Australian Stock Exchange Limited
20 Bridge Street
SYDNEY NSW 2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan options

The following number of fully paid ordinary shares have been allotted pursuant to the exercise of options under the Westpac's Senior Officers' Share Purchase Scheme, the General Management Share Option Plan and/or Westpac Performance Plan:

Number	Exercise Price	Allotment Date	Ranking
100,000	$9.56	30 December 2003	Rank equally

Paid up capital is 1,800,069,845 fully paid ordinary shares
Quoted capital is 1,799,994,845 fully paid ordinary shares.

Yours faithfully

Michelle Marchhart
Head of Group Secretariat